Exhibit 99.1

Privileged & Confidential | Prepared at the Request of Counsel | Highly Preliminary and Subject to Material Revision | Subject to FRE 408 July 2024 Prepared at the Request of Counsel | Highly Preliminary and Subject to Material Revision | Subject to FRE 408 Discussion Materials

2 Prepared at the Request of Counsel | Highly Preliminary and Subject to Material Revision | Subject to FRE 408 Emergence Date Availability Sensitivity $s in MM Excess Avail @ Exit ($s MM) W/E 8/3 W/E 8/31 Comments Prior Availability $ 486 $ 482 Dated 7/12 (-) Borrowing Base - Actuals (4) (6) (-) Borrowing Base Update - Timing (9) (9) 100% timing impact of sale BB recognition (-) Transaction Expenses (2) (3) Latest est. on total shared transaction costs (inv. counts, data transfers, mailers) (-) Misc. Cash (3) (3) Trued-up Pcard acct. balance (+) Net Past-Due Rebates 2 2 One counterparty settled (+/-) All Other 1 1 Pro Forma Expected Availability $ 472 $ 465 Total ∆ $ (15) $ (17)

Disclaimers

4 Prepared at the Request of Counsel | Highly Preliminary and Subject to Material Revision | Subject to FRE 408 Disclaimer These discussion materials (the “Discussion Materials”) were prepared by Management with the assistance of Alvarez & Marsal North America LLC (“A&M”), Guggenheim Securities, LLC (“Guggenheim”), and Kirkland & Ellis LLP (“K&E”, and together with Guggenheim and A&M, “the Advisors”, "we" or "us") for informational purposes only and exclusively for the sole benefit and internal review of Rite Aid Corporation (“the Company”). Neither the Discussion Materials nor any of their content may be copied, reproduced, disseminated, quoted or referred to in any presentation, agreement or document with or without attribution to the Advisors, at any time or in any manner other than for the internal use of the Company, without the express, prior written consent of the Advisors. No person other than the Company (a “Third Party”) is authorized to have access to the Discussion Materials, unless the Third Party has received the express, prior written consent of the Advisors and has signed and returned to the Advisors an acceptable Non-Reliance Letter. The Discussion Materials are not intended to be reviewed by anyone other than the Company, or induce action or forbearance by anyone. Accordingly, no liability or responsibility whatsoever is accepted by the Advisors and their employees, partners or affiliates for any loss whatsoever arising from or in connection with any unauthorized use of the Discussion Materials. The Advisors undertake no obligation to update or provide any revisions to the Discussion Materials to reflect events, circumstances or changes that occur after the date the Discussion Materials were prepared, even in the event that information included in, or assumptions underlying, the Discussion Materials become or are shown to be incorrect. The Discussion Materials do not purport to contain all the information that may be required to evaluate all of the factors which would be relevant. Furthermore, the Discussion Materials are incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by the Advisors which forms part of the Discussion Materials. Any analyses contained herein (as well as any suggestions or recommendations contained herein and / or derived from the content of the Discussion Materials) are preliminary in nature and subject to reconsideration and modification. The Discussion Materials shall in no way be considered a solicitation or recommendation to any party to participate in or support a transaction or any other particular course of action or to purchase, sell or offer to purchase or sell securities or other instruments. The Advisors make no representation or guarantee that any alternative in general or any action item in particular is the best course of action for the Company. Further the Advisors assume no responsibility for the selection and approval of any strategic, financial or operational alternative presented to the Company. The information contained in the Discussion Materials is based upon financial and other data provided to the Advisors by the Company. In preparing the Discussion Materials, the Advisors have assumed, without any independent verification, the accuracy and completeness of all information available from public sources, from the Company or which was otherwise provided to the Advisors. The Advisors are not responsible whatsoever for any misrepresentations made to the Advisors during the course of their review. The Advisors have not subjected the information contained herein to an examination in accordance with generally accepted auditing or attestation standards. Accordingly, the Advisors cannot and do not express an opinion on the financial information and do not assume any responsibility for the accuracy or correctness of the projected financial or other data, information and assessments upon which the enclosed document is presented. The Discussion Materials include analyses of the Company’s financial projections and forward-looking statements with respect to its anticipated future performance. These projections may be based, in whole or in part, on projections or forecasts of future events. A forecast, by its nature, is speculative and includes estimates and assumptions which may prove to be wrong. Actual results may, and frequently do, differ from those projected or forecasted. Those differences may be material. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, the projections or forward-looking statements. Items which could impact actual results include, but are not limited to, unforeseen micro or macro economic developments, business or industry events, personnel changes, casualty losses, the inability of the Company to implement plans or programs and other risk factors. The projections are also based upon numerous assumptions, including business, economic and other market conditions. Many of these assumptions are beyond the control of the Company and are inherently subject to substantial uncertainty. Such assumptions involve significant elements of subjective judgment, which may or may not prove to be accurate, and consequently, no assurances can be made regarding the analyses or conclusions derived from financial information based upon such assumptions. For the foregoing reasons, the Company should not place undue reliance on the information contained in the Discussion Materials. The limiting conditions, assumptions and disclaimers set forth herein are an integral part of these materials, must be reviewed in conjunction herewith, and may not be modified or distributed separately.

5 Prepared at the Request of Counsel | Highly Preliminary and Subject to Material Revision | Subject to FRE 408 This presentation (together with any related oral commentary and any supplemental materials or updates, this “Presentation” and, together with any associated information and materials provided heretofore, herewith or hereafter, whether communicated in written, electronic or oral form, collectively, the “Materials”) has been prepared by or on behalf of Rite Aid Corporation (collectively, together with its subsidiaries and controlled affiliates, the “Company”) solely to provide each recipient hereof (each, a “Recipient”) with certain information, in summary form only, relating to the Company’s proposed transaction(s) described herein (each, a “Transaction”). The summary set forth herein does not purport to be a complete description of the matters described herein. This Presentation may be furnished to the Recipient directly by the Company or, on the Company’s behalf, through any one of the Company’s legal, financial or other professional advisors (collectively, the “Advisors”). Each Advisor is appointed only to advise the Company in accordance with its applicable terms of engagement. This Presentation does not constitute an offer to sell or solicitation of an offer to purchase any securities, nor shall there be any such offer or solicitation in any jurisdiction in which such an offer or solicitation is not authorized or would be unlawful. The information contained in this Presentation is not, and under no circumstances is to be construed as, a prospectus, a public offering or an offering memorandum as defined under applicable securities legislation. Each Recipient must comply with all legal requirements in each jurisdiction in which it purchases, offers or sells any securities or possesses this Presentation, and must independently obtain any consent, approval or permission required by it in connection with any potential transaction. None of the Company or any of the Advisors makes any representation or warranty regarding, nor shall any of the foregoing persons or entities have any responsibility for, the legality of an investment or other participation in any Transaction under any investment, securities or similar laws. Recipients of this information who are considering any form of Transaction with the Company should not rely on the information contained herein as a definitive basis for any decision regarding any Transaction. Any statement herein regarding tax matters was written in connection with the promotion or marketing of the matters described herein and was not intended or written to be used, and cannot be used by any person, for the purposes of avoiding tax-related penalties under federal, state or local tax law. Receipt of this Presentation does not create, nor is it intended to create, a contract or commitment between the Company and the Recipient or any other party with respect to consummation of any Transaction. This Presentation may not be relied upon by any party as the basis for any such contract or commitment. Consummation of any Transaction is subject to, among other things, the execution of definitive documentation in writing. Until the execution of definitive documentation for any Transaction, the Company reserves the right, in its sole discretion, to modify or amend the terms of the Transaction, to approve or disapprove any prospective participant or other counterpart, to accept or reject, in whole or in part, any request by any party to participate as investor, participant or otherwise in the Transaction, to allocate to any party a smaller portion of or participation in the Transaction than the amount sought by such party and to withdraw from any further discussions, negotiations or transaction. None of the Company or the Advisors will have any liability or obligation whatsoever to any prospective transaction counterparty in the event of any of the foregoing. Any terms or other conditions in the Materials relating to any proposed Transaction are non-binding and are being presented solely for discussion and settlement purposes. The Materials are entitled to protection from any use or disclosure pursuant to Federal Rule of Evidence 408 and any other rule of similar import. The Materials are being furnished solely for the purpose of assisting each Recipient in determining whether it wishes to proceed with any further investigation of the Company and any Transaction. The Materials are not intended to form the basis of any investment decision and do not attempt to present all the information that such Recipient may consider material or desirable in making its investment decision. Each Recipient of the Materials should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to participate in any Transaction and should perform its own independent investigation and analysis of the Transaction and the Company. By accepting delivery of this Presentation, each Recipient represents that it is sophisticated and capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies involving a security or securities, as well as with regard to the economic risks and merits of any Transaction, and of assessing the suitability of such investments for its purposes Disclaimer (cont.)

6 Prepared at the Request of Counsel | Highly Preliminary and Subject to Material Revision | Subject to FRE 408 Disclaimer (cont.) The information used to prepare this Presentation and any other Materials is based upon industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information (including, without limitation, financial projections, other estimates and other forward-looking information) furnished by the Company or information otherwise obtained from public sources, data suppliers and other third parties. None of the Advisors or any of their respective subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents has independently verified the accuracy and/or completeness of this Presentation and any other Materials, including without limitation any estimates or financial forecasts or projections or other forward-looking statements (or any assumptions underlying them, the Company’s future operations or the amount of any future income or loss). None of the Company, the Advisors or any of their respective subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents (i) makes any representation, guaranty or warranty (express or implied) as to the accuracy or completeness of this Presentation or any other Materials, including without limitation any estimates or financial forecasts or projections or other forward-looking statements (or any assumptions underlying them, the Company’s future operations or the amount of any future income or loss); or (ii) will have any responsibility, obligation or liability to any Recipient or its representatives relating to or arising from any information contained in, or for any omissions from, this Presentation or any other Materials or any other written or oral communication transmitted to any Recipient in the course of its investigation and evaluation of the Company and any Transaction. This Presentation is as of the date hereof. Neither the delivery of this Presentation nor any eventual consummation of any Transaction shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the affairs of the Company after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. None of the Company or any Advisor undertakes any obligation to update, correct or otherwise revise this Presentation or any other Materials. This Information shall not be deemed an indication of the state of affairs of the Company nor shall it constitute an indication that there has been no change in the business or affairs of the Company since the date hereof. By accepting delivery of this Presentation, each Recipient acknowledges and agrees (i) to undertake and rely on its own independent investigation and analysis and consult with its own attorneys, accountants and other professional advisors regarding the Company and the merits and risks of participating in any potential Transaction, including all related legal, investment, accounting, tax and other matters; and (ii) that none of the Advisors or any of their respective subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents is acting as a financial advisor, private placement agent, arranger or in any other advisory capacity for the benefit of such Recipient with respect to any potential Transaction or otherwise owes such Recipient any duty of loyalty or care (whether in contract, in tort or otherwise) with respect to this Presentation, any other Materials or any potential Transaction (and each Advisor, on behalf of itself and its affiliates and related parties, expressly disclaims any such advisory, fiduciary or similar relationship or other duty).